UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2018

CENTURY CASINOS, INC.

(Exact Name of Registrant as specified in its charter)

      Delaware0-2290084-1271317

(State or other jurisdiction(Commission(I.R.S. Employer

of incorporation)File Number)    Identification Number)

            455 E. Pikes Peak Ave., Suite 210, Colorado Springs, Colorado           80903

   (Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:719-527-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b‑2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 13, 2018, Century Resorts Management GmbH (“CRM”), a wholly-owned subsidiary of Century Casinos, Inc. (the “Company”), entered into a loan agreement (the “UniCredit Agreement”), by and among UniCredit Bank Austria AG (“UniCredit”), as lender, CRM, as borrower and the Company, as guarantor. The UniCredit Agreement provides a revolving line of credit for up to EUR 7.0 million ($8.0 million based on the exchange rate in effect as of August 13, 2018) to be used for acquisitions and capital expenditures at the Company’s existing operations or new operations.

Borrowings may be in the form of:

a.	Borrowings denominated in EUR and bearing interest at EURIBOR plus a margin of 1.5%; and/or
b.	Borrowings denominated in USD and bearing interest at LIBOR plus a margin of 1.5%.

The UniCredit Agreement is available until terminated by either party. Funds can be borrowed with terms of 1, 3, 6, 9 or 12 months. The UniCredit Agreement is secured by a EUR 7.0 million guarantee by the Company. The UniCredit Agreement contains customary events of default, including the failure to make required payments. Upon a failure to make required payments following a grace period, amounts due under the UniCredit Agreement may be accelerated.

This summary of the UniCredit Agreement is qualified in its entirety by reference to the text of the UniCredit Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in “Item 1.01 Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated in this Item 2.03 by reference.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Loan Agreement dated, August 13, 2018, by and among Century Resorts Management GmbH, Century Casinos, Inc. and UniCredit Bank Austria AG.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Century Casinos, Inc.

Date:  August 15, 2018By: /s/ Margaret Stapleton

Margaret  Stapleton

Executive Vice President and Principal Financial/Accounting Officer